UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2010

Discover Card Execution Note Trust

(Exact name of issuing entity in respect of the notes as specified in charter)

Discover Card Master Trust I

(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate as specified in charter)

Discover Bank

(Exact name of sponsor and depositor as specified in charter)

Delaware (State of Organization)	333-141703-02, 333-167413 000-23108 033-54804 (Commission File Numbers)	51-0020270 (IRS Employer Identification No.)

c/o Discover Bank

12 Read’s Way

New Castle, Delaware                                                                                              19720

(Address of principal executive offices)                                                                  (Zip Code)

Registrant’s Telephone Number, including area code:  (302) 323-7315

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01        Other Events

Discover Bank, on behalf of the holder of the Seller Certificate, has previously designated for Discover Card Master Trust I (the “Trust”) certain Discover Card accounts originated by Discover Bank pursuant to the Second Amended and Restated Pooling and Servicing Agreement dated as of June 4, 2010, as amended (the “Pooling and Servicing Agreement”), between Discover Bank, as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee.  Capitalized terms used in this Item 8.01 and not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement, which is on file with the SEC.

As of December 31, 2010, the Receivables in the Accounts designated for the Trust totaled $35,485,896,035.39 and the total number of Accounts was 22,798,312.  Also, as of December 31, 2010, the average account balance was $2,755 (using 12,881,384 active accounts designated for the Trust for which cardmembers had a balance, a monetary transaction, or authorization within the past month), and the average credit limit was $9,416.

We have set forth additional information below about the Accounts that are designated for the Trust.

Geographic Distribution.  As of December 31, 2010, the following nine states had the largest Receivables balances and comprised over 50% of the Receivables:

State	Percentage of Total Receivables
California.................................	8.9%
Texas.......................................	8.2%
New York................................	6.5%
Florida.....................................	5.9%
Illinois......................................	5.9%
Pennsylvania..........................	5.2%
Ohio.........................................	4.6%
New Jersey.............................	3.7%
Michigan.................................	3.3%
Other States............................	47.8%
Total........................................	100.0%

Since the largest amounts of outstanding Receivables (approximately 5% or more of total Receivables) were with cardholders whose billing addresses were in California, Texas, New York, Florida, Illinois, Pennsylvania and Ohio, adverse changes in the business or economic conditions in these states could have an adverse effect on the performance of the Receivables.

Credit Limit Information. As of December 31, 2010, the Accounts had the following credit limits:

Credit Limit	Receivables Outstanding ($000’s)	Percentage of Total Receivables	Number of Accounts	Percentage of Total Accounts
Less than or equal to $5,000.00	$ 3,335,342	9.4%	4,954,714	21.7%
$5,000.01 to $10,000.00	$ 10,608,986	29.9%	7,628,809	33.5%
$10,000.01 to $15,000.00	$ 15,100,477	42.6%	8,618,967	37.8%
Over $15,000.00	$ 6,441,091	18.1%	1,595,822	7.0%
Total	$ 35,485,896	100.0%	22,798,312	100.0%

Account Balance Information.  As of December 31, 2010, the Accounts had the following balances:

Account Balance	Receivables Outstanding ($000’s)	Percentage of Total Receivables	Number of Accounts	Percentage of Total Accounts

Credit Balance.........................................................	$ (25,877)	-0.1%	302,190	1.3%
No Balance...............................................................	$ -	0.0%	10,534,440	46.2%
$0.01 to $5,000.00....................................................	$ 12,842,099	36.2%	9,358,001	41.1%
$5,000.01 to $10,000.00...........................................	$ 13,210,504	37.2%	1,853,772	8.1%
$10,000.01 to $15,000.00.........................................	$ 7,859,955	22.2%	653,960	2.9%
Over $15,000.00.......................................................	$ 1,599,215	4.5%	95,949	0.4%
Total..........................................................................	$ 35,485,896	100.0%	22,798,312	100.0%

Seasoning.  As of December 31, 2010, all of the Accounts were at least 24 months old.  The ages of the Accounts as of December 31, 2010 were distributed as follows:

Age of Accounts	Percentage of Total Accounts	Percentage of Total Receivables
Less than 12 Months.................................................................................	0.0%	0.0%
12 to 23 Months.........................................................................................	0.0%	0.0%
24 to 35 Months.........................................................................................	1.1%	1.3%
36 to 47 Months.........................................................................................	4.1%	4.3%
48 to 59 Months.........................................................................................	5.7%	5.8%
60 Months and Greater..............................................................................	89.1%	88.6%
Total.............................................................................................................	100.0%	100.0%

Delinquency Information.  As of December 31, 2010, the Accounts in the Trust had the following delinquency statuses:

	Receivables Outstanding ($000’s)	Percentage of Total Receivables
Total Receivables..........................	$ 35,485,896	100.00%
Receivables Delinquent:
30 to 59 Days..................................	$ 351,713	0.99%
60 to 89 Days..................................	$ 290,513	0.82%
90 to 119 Days................................	$ 269,275	0.76%
120 to 149 Days..............................	$ 243,890	0.69%
150 to 179 Days..............................	$ 231,878	0.65%
180 Days and Greater....................	$ -	0.00%
Total Delinquent............................	$ 1,387,269	3.91%

	Number of Accounts	Percentage of Total Accounts
Total Accounts.............................	22,798,312	100.00%
Accounts Delinquent:
30 to 59 Days.................................	57,756	0.25%
60 to 89 Days.................................	44,380	0.20%
90 to 119 Days...............................	39,327	0.17%
120 to 149 Days.............................	34,662	0.15%
150 to 179 Days.............................	32,222	0.14%
180 Days and Greater...................	-	0.00%
Total Delinquent...........................	208,347	0.91%

Minimum Monthly Payment and Full Balance Payment Rates.  Discover Bank calculates the monthly rate of cardmembers that made only the contractual monthly minimum payment due and the monthly rate of cardmembers that paid their full balance due as a percentage of the total Accounts in each case as of the beginning of the month.  The rates below are the average of monthly rates for the twelve months ended December 31, 2010.

Twelve Months Ended December 31, 2010
Minimum Monthly Payment Rate.............	7.66%
Full Balance Payment Rate......................	19.89%

Balance Reductions.  The Accounts designated for the Trust may have balance reductions granted for a number of reasons, including merchandise refunds, returns, and fraudulent charges. As of the twelve months ended December 31, 2010, the average monthly balance reduction rate for the Accounts designated for the Trust attributable to such refunds, returns and cardmember fraud was 0.59%.

Distribution of the Accounts by FICO® Score.  A FICO® score is a measurement derived from a proprietary credit scoring method owned by Fair, Isaac & Co. Credit to determine the likelihood that credit users will pay their bills.  Although Fair, Isaac & Co. Credit discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience), and level of utilization of available credit.  FICO® scores for any one individual may be determined by up to three independent credit bureaus.  In determining whether to grant credit to a potential account holder, Discover Bank uses a FICO® score as reported by one particular credit bureau.  Therefore, certain FICO® scores for an individual account holder based upon information collected by other credit bureaus could be different from the FICO® score used by Discover Bank.  FICO® scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair, Isaac & Co. Credit.

FICO® scores are based on independent, third-party information, the accuracy of which we cannot verify.  Discover Bank does not use standardized credit scores, such as a FICO® score, alone to determine the credit limit or other terms that are approved or applied on an account.  Rather, a FICO® score is one of many factors used by Discover Bank to assess an individual’s credit and default risk prior to initially approving an account or changing the terms of an account.  To the extent available, FICO® scores are generally obtained at origination of the account and monthly or quarterly thereafter.  Because the composition of the Accounts designated for the Trust may change over time, this table is not necessarily indicative of FICO® scores at origination of the Accounts or the composition of the accounts in the Trust at any specific time thereafter.

The following table reflects the Receivables as of December 31, 2010, and the composition of Accounts by FICO score as refreshed during December 2010:

FICO® Credit Score Range	Receivables Outstanding ($000)	Percentage of Total Receivables
No Score......................................................................	$ 178,333	0.50%
Less than 600..............................................................	$ 4,202,608	11.84%
600 to 659.....................................................................	$ 4,300,658	12.12%
660 to 719.....................................................................	$ 10,034,453	28.28%
720 and above.............................................................	$ 16,769,844	47.26%
Total.............................................................................	$ 35,485,896	100.00%

Performance information for the Accounts in the Trust, such as yield, charge-offs and payment rate, is made available in connection with the Trust's Form 10-D filings.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank

(as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust)

Date: January 19, 2011                            By:       /s/ Michael F. Rickert

Michael F. Rickert

Vice President, Chief Financial Officer and Treasurer